UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 30, 2017 (November 30, 2017)
Date of Report (Date of earliest event reported)

Fidelity & Guaranty Life
(Exact name of registrant as specified in its charter)

Delaware	001-36227	46-3489149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA 50309
(Address of principal executive offices, including zip code)

(800) 445-6758
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

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Introduction
On November 30, 2017, Fidelity & Guaranty Life, a Delaware corporation (the "Company"), completed its previously announced merger with a subsidiary of FGL US Holdings Inc., a Delaware corporation ("Parent"). Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, CF Corporation, a company organized under the laws of the Cayman Islands ("CF Corp"), Parent and FGL Merger Sub Inc., a Delaware corporation and direct, wholly-owned subsidiary of Parent ("Merger Sub"), Merger Sub merged with and into the Company (the "Merger"), with the Company continuing as the surviving entity as an indirect, wholly-owned subsidiary of CF Corp.
At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock of the Company (the "Common Stock") was automatically cancelled and converted into the right to receive $31.10 in cash, without interest (the "Merger Consideration"), other than shares of Common Stock owned by the Company as treasury stock or otherwise or owned by CF Corp, Parent or Merger Sub (which were cancelled with no payment made with respect thereto), shares of Common Stock granted pursuant to the Company Equity Plan (as defined in the Merger Agreement) and those shares of Common Stock with respect to which appraisal rights under Delaware law were properly exercised and not withdrawn ("Appraisal Shares").
At the Effective Time, each (i) option to purchase shares of Common Stock (a "Company Stock Option"), (ii) restricted share of Common Stock and (iii) performance-based restricted stock unit relating to shares of Common Stock (a "RSU"), in each case whether vested or unvested, became fully vested and automatically converted into the right to receive a cash payment equal to the product of (1) the number of shares subject to the award (for RSUs, determined at the target performance level) multiplied by (2) the Merger Consideration (less the exercise price per share in the case of Company Stock Options). In addition, at the Effective Time, each stock option ("FGLH Stock Option") and restricted stock unit relating to shares of Fidelity & Guaranty Life Holdings, Inc., a subsidiary of the Company ("FGLH"), whether vested or unvested, became fully vested and automatically converted into the right to receive a cash payment equal to the product of (1) the number of shares of FGLH stock subject to the award multiplied by (2) $176.32 (less the exercise price in the case of such FGLH Stock Options), and each dividend equivalent held in respect of a share of FGLH Stock ( a "DER"), whether vested or unvested, became fully vested and automatically converted into the right to receive a cash payment equal to the amount accrued with respect to such DER.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and which is incorporated herein by reference.
Item 2.01          Completion of Acquisition or Disposition of Assets
The information set forth in the section above titled "Introduction" of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On November 30, 2017, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange ("NYSE") of the completion of the Merger and requested that trading in Common Stock be withdrawn from listing on the NYSE. The Company also requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission ("SEC") with respect to Common Stock to report the delisting of Common Stock from the NYSE and suspend trading of Common Stock on the NYSE as of the close of trading on November 30, 2017.
The Company intends to file with the SEC a certificate of notice of termination on Form 15 with respect to Common Stock, requesting that the Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the reporting obligations of the Company with respect to Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.
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Item 3.03          Material Modification to Rights of Security Holders
The information set forth in the section above titled "Introduction" of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.01          Changes in Control of Registrant
The information set forth in the section above titled "Introduction" of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In accordance with the terms of the Merger Agreement, at the Effective Time, six of the seven directors of the Company (James M. Benson, Andrew McKnight, William P. Melchionni, Joseph S. Steinberg, William J. Bawden and L. John H. Tweedie) ceased to be directors of the Company. Christopher J. Littlefield will remain on the board of the Company.
Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated, and such amended and restated certificate of incorporation and bylaws became the certificate of incorporation and bylaws, respectively, of the Company.  Copies of the  Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01          Other Events
At the Effective Time, the voting agreement between the Company and certain shareholders of CF Corp, representing in aggregate 18.7% of the issued and outstanding common shares of CF Corp, dated as of May 24, 2017, previously filed with the SEC on May 24, 2017, was automatically terminated in accordance with its terms.
Item 9.01          Financial Statements and Exhibits
(d) Exhibits
2.1
Agreement and Plan of Merger, dated as of May 24, 2017, by and among CF Corporation, FGL US Holdings Inc., FGL Merger Sub Inc. and Fidelity & Guaranty Life (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Fidelity & Guaranty Life, which was filed with the SEC on May 24, 2017)

3.1	Amended and Restated Certificate of Incorporation of Fidelity & Guaranty Life
3.2	Amended and Restated Bylaws of Fidelity & Guaranty Life
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 30, 2017
Fidelity & Guaranty Life

By:	/s/ Eric Marhoun
Name:	Eric Marhoun
Title:	Executive Vice President, General Counsel and Secretary